UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2013 (June 11, 2013)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Liberty Plaza, 165 Broadway
New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-4000

380 Madison Avenue, New York, NY 10017

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Investment Technology Group, Inc. (the “Company”) was held on June 11, 2013.  The stockholders elected all of the Company’s nominees for director, ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year 2013, approved the advisory vote on executive compensation, approved the increase in the number of shares reserved and available for issuance under the Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan, reapproved the Amended and Restated Investment Technology Group, Inc. Pay-For-Performance Incentive Plan, and approved the increase in the number of shares reserved and available for issuance under the Investment Technology Group, Inc. Amended and Restated Employee Stock Purchase Plan.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a)         Election of Directors:

Name of Director	Shares For	Shares Withheld	Broker Non-Votes
J. William Burdett	25,825,712	4,388,630	3,520,400
Minder Cheng	29,963,849	250,493	3,520,400
Christopher V. Dodds	26,024,842	4,189,500	3,520,400
Robert C. Gasser	27,537,584	2,676,758	3,520,400
Timothy L. Jones	27,663,901	2,550,441	3,520,400
Kevin J.P. O’Hara	26,022,605	4,191,737	3,520,400
Maureen O’Hara	26,018,597	4,195,745	3,520,400
Steven S. Wood	26,153,531	4,060,811	3,520,400

(b)         Ratification of the appointment of KPMG LLP as our independent auditors for the 2013 fiscal year:

Shares For	Shares Against	Shares Abstain
33,521,180	210,266	3,296

(c)          Advisory vote on executive compensation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
23,924,447	6,263,074	26,821	3,520,400

(d)         Approval of the increase in the number of shares reserved and available for issuance under the Investment Technology Group, Inc. 2007 Omnibus Equity Compensation Plan:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
26,154,413	4,039,319	20,610	3,520,400

(e)          Reapproval of the Amended and Restated Investment Technology Group, Inc. Pay-For-Performance Incentive Plan:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
25,754,740	4,441,022	18,580	3,520,400

(f)           Approval of the increase in the number of shares reserved and available for issuance under the Investment Technology Group, Inc. Amended and Restated Employee Stock Purchase Plan:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
29,672,816	264,976	276,550	3,520,400

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

	By:	/s/ P. Mats Goebels
P. Mats Goebels
Managing Director, General Counsel and Secretary and Duly Authorized Signatory of Registrant

Dated: June 12, 2013